                                EXHIBIT 10.24

                        REGISTRATION RIGHTS AGREEMENT



     WHEREAS, the Company has offered (the "Offering") a 7% promissory note in the principal amount of $500,000 (the "Note") convertible into shares of the Company's Common Stock (the "Note Shares") and a warrant (the "Warrant") to purchase additional shares of Common Stock (the "Warrant Shares," the "Warrant Shares and the Note Shares are hereinafter referred to as the Registrable Securities");

     WHEREAS, the Company is issuing shares of Common Stock and Warrants to Cardinal Capital Management, Inc. and Josephberg, Groz & Co. (both included in the definition of "Holders" OPEN ) as set forth in the Subscription Agreement (as defined below);

     WHEREAS, pursuant to the terms of and in order to induce the Holder to enter into a certain subscription agreement dated the date hereof between the Company and the Holder (the "Subscription Agreement") to purchase the Note and the Warrants, the Company and the Holder have agreed to enter into this Agreement;

     WHEREAS, it is intended by the Company and the Holder that this Agreement shall become effective immediately upon the acquisition by the Holder of the Note and the Warrants (the ("Closing").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Subscription Agreement, the Company hereby agrees as follows:

         1.       Registration Rights

     Mandatory Registration. (i) The Company shall prepare, and file with the Securities and Exchange Commission (the "Commission"), within 30 days after the date hereof, a Registration Statement or Registration Statements (as necessary) on Form SB-2 or S-1 covering the resale of all of the Registrable Securities, which Registration Statement(s), to the extent allowable under the Securities Act and the rules promulgated thereunder (including without limitation Rule
416), shall state that such Registration Statement(s) also covers such indeterminate number of additional shares (the "Indeterminate Shares") of Common Stock as may become issuable upon conversion of the Note to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Company agrees to register pursuant to the Registration Statement a number of shares equal to the sum of (i) 150% of the number of Note Shares issuable upon conversion of the Note on the date of filing of the Registration Statement and (ii) 1,250,000.

     (ii) To the extent the Indeterminate Shares for any reason can not be registered under the Registration Statement(s) required under Section 1(i) above, then with respect to such Indeterminate Shares, the Company shall prepare, and, on or before the date that is fifteen (15) days after the Indeterminate Shares become issuable, file with the Commission a Registration Statement or Registration Statements (as necessary), covering the resale of all of the Indeterminate Shares.

     2. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement and shall use its best efforts to cause such registration statement to be declared effective and remain effective until all the Registrable Securities are sold or become capable of being publicly sold without registration under the Securities Act.

     (b) prepare and file with the Commission such amendments and supplements to such offering or registration statement and the prospectus used in connection therewith as may be necessary to keep such statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities or the conversion and/or exercise of the Promissory Note or Warrants from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

     (c) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

     (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

     (e) list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

     (f) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

     (g) notify each Holder of Registrable Securities subject to such offering statement or being registered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (h) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registrable Securities.

     (i) The Company agrees that it shall declare the Registration Statement effective within two Business Days after being informed by the Commission that it may do so.

     3. Expenses. All expenses incurred in any registration of the Holders' Registrable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Registrable Securities under federal and State securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2(d); provided, however, the Company shall not be liable for
(a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registrable Securities sold in the Offering or
(c) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling security holders.

     4. Assignment of Registration Rights. The rights of the Holders under this Agreement, including the rights to cause the Company to register Registrable Securities may be assigned without the written prior consent of the Company, provided that the assignee agrees in writing to be bound by the terms of this Agreement and to provide the Company with such information as it may require in order to register the Registrable Securities held by such assignee.

     5. Indemnification. In the event any Registrable Securities are included in a registration statement pursuant to this Agreement:

     (a) Company Indemnity. Without limitation of any other indemnity provided to any Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the affiliates, officers, directors and partners of each Holder, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statements including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or any other officer, director or controlling person thereof or any Violation which arises from a violation by a Holder of the Securities Act, the Exchange Act or any state securities law.

     (b) Holder Indemnity. The Holder shall indemnify and hold harmless the Company, its affiliates, officers, directors, and authorized representatives, any underwriter (as defined in the Securities Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the Securities Act or the Exchange Act), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any untrue statements or untrue information provided by such Holder to the Company in connection with the offer or sale of Registrable Securities.

     (c) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

     (d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

     (e) Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registrable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         6        Remedies.

     (a) Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registrable Securities as quickly as possible after such Holder have indicated to the Company that it desires its Registrable Securities to be registered.

     (b) Remedies Upon Default or Delay. - Liquidated Damages. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable. If the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 1 hereof is not declared effective by the Commission on or before March 31, 1999 (other than by reason of any act or failure to act in a timely manner by the Holder or its counsel) (the "Registration Deadline"), then (a "Delay") the Company will make payments to the Holder, as liquidated damages and in such amounts and at such times as shall be determined pursuant to this Section, an amount to be determined as follows. The Company shall pay to the Holder, at the Holder's option, cash in an amount for the first 30 days of such Delay equal to $5,000, and $10,000 for each additional 30 day period. Such amounts shall be for (i) the number of months (prorated for partial months beginning April 1, 1999 and ending on the date the Registration Statement is declared effective by the Commission, provided, however, that there shall be excluded from such period any delays which are solely attributable to changes required by the Holder in the Registration Statement with respect to information relating to the Holder, including, without limitation, changes to the plan of distribution, or to the failure of the Holder to conduct its review of the registration statement in a reasonably prompt manner; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the OTC Bulletin Board or another United States national securities exchange after the Registration Statement has been declared effective. The foregoing shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Agreement. If the Company does not remit the aforementioned to the Holders as set forth above, the Company will pay the Holders' reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

         7.       Notices.

     Any notice required by the provisions of this Agreement will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

                           i.       If to the Company, at:

                                              Financial Intranet, Inc.
                                            410 Saw Mill River Road
                                            Ardsley, New York 10502
                                            Attn.: Michael Sheppard

                                            with a copy to:
                                            Steven Schuster, Esq.
                                            McLaughlin & Stern, LLP
                                            260 Madison Avenue
                                            New York, New York 10016

     ii. if to any Holder of any Registrable Securities, to the address of such Holder as it appears on the signature page hereto.

     or at such other address as it may have furnished in writing to the other party to this Agreement

     8. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and each of the Holders.

     9. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holders of Securities representing a majority of the Registrable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registrable Securities or reduce the amount of reimbursable costs to any Holder of Registrable Securities in connection with any registration hereunder without the consent of such Holder; further provided, however, that without the consent of any other Holder of Registrable Securities, any Holder may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Holder of Registrable Securities. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     10. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

     11. Governing Law. This warrant will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of the State of New York without regard to conflict of laws principles. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the court of the state of New York without reference to its conflicts of laws rules or principles. The Company and the Holder hereby expressly and irrevocably submits to the jurisdiction of the federal Courts of the state of New York for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Holder further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The Holder hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum.

     12. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     13. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first above written.

FINANCIAL INTRANET, INC.


         By ____________________________

                                       AHOOD F SHARBATLY


                                       By /s/Yasser M. Zaidan
                                        Yasser M. Zaidan, as Power of Attorney


                                       CARDINAL CAPITAL MANAGEMENT, INC.



                                       By_____________________________


                                       JOSEPHBERG GROSZ & CO.


                                       By:_____________________________